TURNAROUND INVESTMENT TRUST

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                            The Turnaround Fund^(TM)

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                                   SUPPLEMENT
                              Dated March 30, 2006

This Supplement to the Statement of Additional Information ("SAI"), dated June 28, 2005, for The Turnaround Fund (the "Fund"), a series of the Turnaround Investment Trust (the "Trust"), updates the SAI to revise the information as described below. Together, the Fund's Prospectus and SAI, dated June 28, 2005, the Supplement to the Fund's Prospectus and SAI, dated September 20, 2005, and this Supplement to the SAI constitute the Fund's current Prospectus and SAI. For further information, please contact the Fund toll-free at 1-800-773-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

   Effective March 15, 2006, Jeffrey F. Brotman resigned as a Trustee of the Trust. At its March 22, 2006 Annual Meeting, the Board of Trustees ("Board") accepted Mr. Brotman's resignation and voted to change the number of trustees on the Board of the Trust from four (4) to three (3). All references to Mr. Brotman in the SAI should be deleted, and all references to four (4) trustees in the SAI should be changed to reflect that the Board is now composed of three (3) trustees.


















          Investors Should Retain This Supplement for Future Reference
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